DAILY CASH ACCUMULATION FUND, INC.

6803 South Tucson Way, Englewood, Colorado 80112
1-800-525-9310

Statement of  Additional  Information  dated April 25, 1997,  as revised May 12,
1997

     This Statement of Additional Information of Daily Cash Accumulation Fund, Inc. is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated April 25, 1997. It should be read together with the Prospectus, which may be obtained by writing to Shareholder Services, Inc., the Fund's Transfer Agent, P.O. Box 5143, Denver, Colorado 80217, or by calling the toll-free number shown above.



Contents                                                                 Page


About the Fund
Investment Objective and Policies...........................................2
Other Investment Restrictions...............................................5
Directors and Officers of the Fund..........................................5
The Manager and Its Affiliates..............................................9
Performance of the Fund....................................................12
Service Plan...............................................................13

About Your Account
Purchase, Redemption and Pricing of Shares.................................13
Dividends and Taxes........................................................14

Financial Information About the Fund
Independent Auditors' Report...............................................17
Financial Statements.......................................................18

Appendices
Appendix A: Description of Securities Ratings.............................A-1
Appendix B: Automatic Withdrawal Plan Provisions..........................B-1
Appendix C: Industry Classifications......................................C-1

ABOUT THE FUND

Investment Objective and Policies

The investment objective and policies of the Fund are described in the Prospectus. Supplemental information about those policies is set forth below. Certain capitalized terms used in this Statement of Additional Information are defined in the Prospectus.

         The Fund will not make investments with the objective of seeking capital growth. However, the value of the securities held by the Fund may be affected by changes in general interest rates. Because the current value of debt securities varies inversely with changes in prevailing interest rates, if interest rates increase after a security is purchased that security would normally decline in value. Conversely, should interest rates decrease after a security is purchased, its value would rise. However, those fluctuations in value will not generally result in realized gains or losses to the Fund since the Fund does not usually intend to dispose of securities prior to their maturity. A debt security held to maturity is redeemable by its issuer at full principal value plus accrued interest. To a limited degree, the Fund may engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if, on the basis of a revised credit evaluation of the issuer or other considerations, the Fund believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the Fund may realize a capital gain or loss.

Ratings of Securities. The Prospectus describes "Eligible Securities" in which the Fund may invest and indicates that if a security's rating is downgraded, the Manager and/or the Board may have to reassess the security's credit risks. If a security has ceased to be a First Tier Security, the Manager will promptly reassess whether the security continues to present "minimal credit risks." If the Manager becomes aware that any Rating Organization has downgraded its rating of a Second Tier Security or rated an unrated security below its second highest rating category, the Fund's Board of Directors shall promptly reassess whether the security presents minimal credit risks and whether it is in the best interests of the Fund to dispose of it; but if the Fund disposes of the security within five days of the Manager's learning of the downgrade, the Manager will provide the Board with subsequent notice of such downgrade. If a security is in default, or ceases to be an Eligible Security, or is determined no longer to present minimal credit risks, the Board must determine whether it would be in the best interests of the Fund to dispose of the security. The Rating Organizations currently designated as such by the SEC are Standard & Poor's Corporation, Moody's Investors Service, Inc., Fitch Investors Services, Inc., Duff and Phelps, Inc., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch, Inc. A description of the ratings categories of those Rating Organizations is contained in Appendix A.

Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard, and is adjusted automatically each time such market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of no more than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

         Variable rate demand notes may include master demand notes, discussed below. The Manager, on behalf of the Fund, will consider on an ongoing basis the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio. There is no limit on the amount of the Fund's assets that may be invested in floating rate and variable rate obligations.

Repurchase Agreements. In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor (a U.S. commercial bank or the U.S. branch of a foreign bank having total domestic assets of at least $1 billion or a broker-dealer with a net capital of at least $50 million and which has been designated a primary dealer in government securities). The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act of 1940, as amended (the "Investment Company Act") collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

Master Demand Notes. A master demand note is a corporate obligation that permits the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the corporate borrower that issues the note. These notes permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note at any time without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that such instruments will be traded. There is no secondary market for these notes, although they are redeemable and thus immediately repayable by the borrower at face value, plus accrued interest, at any time. Accordingly, the Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. In evaluating the master demand note arrangements, the Manager considers the earning power, cash flow, and other liquidity ratios of the issuer. Master demand notes are not typically rated by credit rating agencies. If they are not rated, the Fund may invest in them only if, at the time of an investment, they are Eligible Securities. The Manager will continuously monitor the borrower's financial ability to meet all of its obligations because the Fund's liquidity might be impaired if the borrower were unable to pay principal and interest on demand.

Loans of Portfolio Securities. The Fund may lend its portfolio securities to qualified borrowers

(other than in repurchase transactions) to attempt to raise the Fund's income for liquidity purposes. Under applicable regulatory requirements (which are subject to change), the loan collateral must, on each business day, at least equal the market value of the loaned securities and must consist of cash, bank letters of credit or U.S. Government securities, or other cash equivalents which the Fund is permitted to purchase. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The Fund receives an amount equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, or (c) interest on short-term debt securities purchased with such loan collateral; either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees and will not lend its portfolio securities to any officer, trustee, employee or affiliate of the Fund or the Manager. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and permit the Fund to reacquire loaned securities on five business days' notice or in time to vote on any important matter. After any loan, the value of the securities loaned can not exceed 25% of the value of the Fund's total assets. The Fund will not enter into any securities lending agreements having a duration of greater than one year. Any securities received as collateral for a loan must mature in 12 months or less. The Fund presently does not intend to lend its portfolio securities, but if it does, the value of securities loaned will not exceed 5% of the value of the Fund's net assets in the coming year.

Illiquid and Restricted Securities. Illiquid securities in which the Fund may invest include issues which only may be redeemed by the issuer upon more than seven days notice or at maturity, repurchase agreements maturing in more than seven days, fixed time deposits subject to withdrawal penalties which mature in more than seven days, and other securities which cannot be sold freely due to legal or contractual restrictions on resale. Contractual restrictions on the resale of illiquid securities might prevent or delay their sale by the Fund at a time when such sale would be desirable. Restricted securities that are not illiquid, in which the Fund may invest, include certain master demand notes redeemable on demand, and short-term corporate debt instruments which are not related to current transactions of the issuer and therefore are not exempt from registration as commercial paper, as described in the Prospectus.

Bank Loan Participation Agreements. The Fund may invest in bank loan participation agreements, subject to the investment limitation set forth in "The Fund and Its Investment Policies - Illiquid and Restricted Securities" in the Prospectus. These participation agreements give the Fund an undivided interest in U.S. dollar-denominated loans made by the bank selling the participation interests, in the proportion that the Fund's participation interest bears to the total principal amount of the loan. The selling bank may not have any obligation to the purchaser of the interest other than to pay to it principal and interest on the loan if and when received by the selling bank. The Manager has set certain creditworthiness standards for issuers of loan participations, and monitors their creditworthiness. Participation interests are considered investments in illiquid securities (see "Illiquid and Restricted Securities," above). Their value primarily depends upon the creditworthiness of the borrower, and its ability to pay interest and principal. Borrowers may have difficulty making payments. If a borrower fails to make scheduled interest or principal payments, the Fund could experience a reduction in its income and a decline in the net asset value of its shares. Therefore, the loan must be an obligation of a corporation whose commercial paper or corporate debt obligations the Fund may purchase. The Fund will only purchase participation interests from a bank in whose obligations the Fund may invest, and subject to the restriction described above on investments in illiquid securities. Only loans which mature in one year or less may be the subject of participation interests.

Other Investment Restrictions

The Fund's most significant investment restrictions are described in the Prospectus. The following investment restrictions are also fundamental policies and, together with the fundamental investment policies and restrictions described in the Prospectus, cannot be changed without the vote of a "majority" of the Fund's outstanding shares. Under the Investment Company Act, such a "majority" vote is defined as the vote of the holders of the lesser of:(i) 67% or more of the shares present or represented by proxy at a shareholder's meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares. Under these additional restrictions, the Fund cannot do any of the following:

         o The Fund cannot invest in commodities or commodity contracts, or invest in interests in oil, gas, or other mineral exploration or development programs;
         o The Fund cannot invest in real estate; however, the Fund may purchase debt securities issued by companies which invest in real estate or interests therein;
         o The Fund cannot purchase securities on margin or make short sales of securities; o The Fund cannot invest in or hold securities of any issuer if those officers and directors of the Fund or its adviser who beneficially own individually more than 0.5% of the securities of such issuer together own more than 5% of the securities of such issuer;
         o  The Fund cannot underwrite securities of other companies;
         o The Fund cannot invest more than 5% of the value of its total assets in securities of companies that have operated less than three years, including the operations of predecessors; and
         o  The Fund cannot invest in securities of other investment companies.

         Unless the Prospectus or this Statement of Additional Information states that a percentage restriction applies on an ongoing basis, it applies only at the time the Fund makes an investment, and the Fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the Fund. For purposes of the Fund's policy not to concentrate described in "Investment Restrictions" in the Prospectus, the Fund has adopted, as a matter of non-fundamental policy, the industry classifications set forth in Appendix C to this Statement of Additional Information.

Directors and Officers of the Fund

The Fund's Directors and officers and their principal business affiliations and occupations during the past five years are listed below. Sam Freedman became a Director of the Fund on June 27, 1996. All of the directors are also trustees or directors of Centennial America Fund L.P., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust (the "Centennial Funds"), Oppenheimer Cash Reserves, Oppenheimer Champion Income Fund, Oppenheimer Equity Income Fund,

Oppenheimer Limited-Term Government Fund, Oppenheimer Integrity Funds, Oppenheimer International Bond Fund, Oppenheimer High Yield Fund, Oppenheimer Main Street Funds, Inc., Oppenheimer Real Asset Fund, Oppenheimer Strategic Income Fund, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Municipal Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Variable Account Funds, Panorama Series Funds, Inc., and The New York Tax- Exempt Income Fund, Inc. (together with the Centennial Funds, the "Denver Oppenheimer funds") except for Ms. Macaskill and Mr. Fossel. Ms. Macaskill and Mr. Fossel are Trustees, Directors or Managing General Partners of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds, Oppenheimer Strategic Income Fund, Panorama Series Funds, Inc. and Oppenheimer Variable Account Funds. Also, Mr. Fossel is not a trustee of Centennial New York Tax-Exempt Trust nor a managing general partner of Centennial America Fund L.P. Ms. Macaskill is President and Mr. Swain is Chairman and CEO of the Denver Oppenheimer funds. All of the officers except Ms. Warmack, Ms. Wolf and Mr. Zimmer hold similar positions as officers of all the Denver Oppenheimer funds. As of April 7, 1997, the directors and officers of the Fund as a group owned of record or beneficially less than 1% of its outstanding shares. The foregoing statement does not reflect ownership of shares held of record by an employee benefit plan for employees of the Manager (for which plan two of the officers listed below, Ms. Macaskill and Mr. Donohue, are trustees) other than the shares beneficially owned under that plan by the officers of the Fund listed above.

ROBERT G. AVIS, Director; Age 65*
One North Jefferson Ave., St. Louis, Missouri 63103
Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

WILLIAM A. BAKER, Director; Age 82
197 Desert Lakes Drive, Palm Springs, California 92264
Management Consultant.

CHARLES  CONRAD,  JR.,  Director;  Age 67*
1501 Quail Street,  Newport Beach, CA 92660
Chairman and CEO of Universal Space Lines, Inc. (a space services management company); formerly Vice President of McDonnell Douglas Space Systems Co. and associated with the National Aeronautics and Space Administration.

JON S. FOSSEL, Directors, Age 55*
P.O. Box 44, Mead Street, Waccabuc, New York 10597
Member of the Board of Governors of the Investment Company Institute (a national trade association of investment companies), Chairman of the Investment Company Institute Education Foundation; formerly Chairman and a director of OppenheimerFunds, Inc. ("OFI"), President and a director of Oppenheimer Acquisition Corp.("OAC"), OFI's parent holding company, and Shareholder
Services, Inc .("SSI") and Shareholder Financial Services, Inc. ("SFSI"), transfer agent subsidiaries of OFI.

SAM FREEDMAN, Director; Age 56
4975 Lakeshore Drive, Littleton, Colorado  80123
Formerly Chairman and Chief Executive Officer of OppenheimerFunds Services, Chairman, Chief Executive Officer and a director of SSI, Chairman, Chief Executive and Officer and director of SFSI, Vice President and director of OAC and a director of OFI.

RAYMOND J. KALINOWSKI, Director; Age 67
44 Portland Drive, St. Louis, Missouri 63131
Director of Wave Technologies International, Inc. (a computer products training company); formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

C. HOWARD KAST, Director; Age 75
2552 East Alameda, Denver, Colorado 80209
Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

ROBERT M. KIRCHNER, Director; Age 75
7500 E. Arapahoe Road, Englewood, Colorado 80112
President of The Kirchner Company (management consultants).

BRIDGET A. MACASKILL, President and Director; Age 48*
President, Chief Executive Officer and a Director of OFI and HarbourView Asset Management Corporation ("HarbourView"), a subsidiary of OFI; Chairman and a director of SSI and SFSI.; President and a director of OAC and Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of OFI; a director of Oppenheimer Real Asset Management, Inc.; formerly an Executive Vice President of OFI.

NED M. STEEL, Director; Age 81
3416 South Race Street, Englewood, Colorado 80110
Chartered Property and Casualty Underwriter; a director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of Van Gilder Insurance Corp. (insurance brokers).

JAMES C. SWAIN, Chairman, Chief Executive Officer and Director; Age 63* 6803 South Tucson Way, Englewood, Colorado 80112 Vice Chairman of the OFI; formerly President and a director of Centennial Asset Management Corporation (the "Manager"), and Chairman of the Board of SSI.

DOROTHY G. WARMACK, Vice President and Portfolio Manager; Age 60
Vice President of OFI and the Manager; an officer of other Oppenheimer funds.

CAROL E. WOLF, Vice President and Portfolio Manager; Age 45
Vice President of OFI and the Manager; an officer of other Oppenheimer funds.

ARTHUR J. ZIMMER, Vice President and Portfolio Manger; Age 50
Vice President of the OFI and the Manager; an officer of other Oppenheimer funds.

ANDREW J. DONOHUE, Vice President and Secretary; Age 46
Executive   Vice   President,   General   Counsel   and  a   Director   of  OFI,
OppenheimerFunds Distributor, Inc. , HarbourView, SSI, SFSI, Oppenheimer Partnership Holdings, Inc. and MultiSource Services, Inc. (a broker-dealer); President and a director of the Manager; President and a director of Oppenheimer Real Asset Management, Inc.; General Counsel of OAC; an officer of other Oppenheimer funds.

GEORGE C. BOWEN, Vice President, Treasurer and Assistant Secretary; Age 60
6803 Tucson Way,  Englewood, Colorado 80112
Senior Vice President and Treasurer of OFI; Vice President and Treasurer of OppenheimerFunds Distributor, Inc. and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of the Manager; President, Treasurer and a director of Centennial Capital Corporation; Senior Vice President, Treasurer and Secretary of SSI; Vice President, Treasurer and Secretary of SFSI; Treasurer of OAC; Treasurer of Oppenheimer Partnership
Holdings, Inc.; Vice President and Treasurer of Oppenheimer Real Asset Management, Inc.; Chief Executive Officer, Treasurer and a director of MultiSource Services, Inc. (a broker-dealer); an officer of other Oppenheimer funds.

ROBERT G. ZACK, Assistant Secretary; Age 48
Senior Vice President and Associate General Counsel of OFI, Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

ROBERT J. BISHOP, Assistant Treasurer; Age 38
6803 Tucson Way,  Englewood, Colorado 80112
Vice President of the OFI /Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.

SCOTT T. FARRAR, Assistant Treasurer; Age 31
6803 Tucson Way,  Englewood, Colorado 80112
Vice President of OFI/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for OFI.
-----------------------
      * A director who is an "interested person" of the Fund as defined in the Investment Company Act .

Remuneration of Directors. The officers of the Fund and certain directors of the Fund (Ms. Macaskill and Mr. Swain) who are affiliated with the Manager receive no salary or fees from the Fund. Mr. Fossel did not receive any salary or fees from the Fund prior to January 1, 1997. The remaining directors of the Fund received the total amounts shown below. Mr. Freedman received no compensation from the Fund before June 27, 1996, the date he became a director. The compensation from the Fund was paid during fiscal year ended December 31, 1996. The compensation from the Denver-based Oppenheimer funds includes compensation received as a director, trustee, managing partner or member of a committee of the Board of those funds during calendar year 1996.



                                                                                          Total
                                                                                          Compensation
                                                                       Aggregate          From All
                                                                       Compensation       Denver-based
Name                              Position                             from Fund          Oppenheimer funds

Robert G. Avis                    Director                             $3,409             $58,003

William A. Baker                  Audit and Review                     $4,685             $79,715
                                  Committee, Chairman and
                                  Director

Charles Conrad, Jr.               Audit and Review                     $4,391             $74,717
                                  Committee Member and
                                  Director

Sam Freedman                      Director                             $1,734             $29,502

Raymond J. Kalinowski              Risk Oversight Committee
                                  Member, Director                     $4,359             $74,173

C. Howard Kast                    Risk Oversight Committee
                                  Member, Director                     $4,359             $74,173

Robert M. Kirchner                Audit and Review                     $4,391             $74,717
                                  Committee and
                                  Director

Ned M. Steel                      Director                             $3,409             $58,003

Major Shareholders. As of April 7, 1997, the only person known by the management of the Fund to be the record or beneficial owner of 5% or more of the outstanding shares of the Fund was A.G. Edwards & Sons, Inc. ("Edwards"), One North Jefferson Street, St. Louis, MO 63103, which was the record owner of 3,475,220,498.760 shares (approximately 98.91% of the shares outstanding). The Fund has been informed that the shares held of record by Edwards were owned for the benefit of its brokerage clients.

The Manager and Its Affiliates

The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc. ("OFI"), which is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned by certain of OFI's directors and officers, some of whom may also serve as officers of the Fund, and two of whom (Ms. Macaskill and Mr. Swain) serve as Directors of the Fund.

Investment Advisory Agreement. The Manager supervises the investment operations of the Fund and the composition of its portfolio and furnishes the Fund advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities pursuant to an investment advisory agreement (the "Agreement") with the Fund, described in "Management of the Fund" in the Prospectus. During the Fund's fiscal years ended December 31, 1996, 1995 and 1994, the Fund paid the Manager management fees of $12,933,033, $12,746,352 and $11,918,801 respectively, pursuant to the Agreement. The management fees for the fiscal year ended December 31, 1996 are net of a voluntary expense assumption by the Manager which reduced the management fees for that year in an amount of $441,801. In the absence of such voluntary expense assumption, the management fees payable by the Fund would have been $13,374,834.

         The Agreement requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and the composition of proxy materials and registration statements for continuous public sale of shares of the Fund.
Expenses not expressly assumed by the Manager under the Agreement or as Distributor of the shares of the Fund are paid by the Fund. The Agreement lists examples of expenses paid by the Fund, the major categories of which relate to interest, taxes, fees to unaffiliated directors, legal, bookkeeping and audit expenses, brokerage, custodian and transfer agent expenses, stock issuance costs, certain printing costs (excluding the cost of printing prospectuses for sales materials), registration fees, and non-recurring expenses, including litigation.

         The Agreement provides that the Manager will reimburse the Fund for annual expenses of the Fund (excluding brokerage commission, taxes, interest and extraordinary expenses such as litigation) which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Due to changes in federal securities laws, such state regulations no longer apply. During the Fund's last fiscal year, the Fund's expenses did not exceed the most stringent state regulatory limit and the voluntary undertaking was not invoked.

         Independently of the Agreement with the Fund, effective December 1, 1994, the Manager has voluntarily agreed to assume the Fund's expenses to the level needed to enable the Fund's 7-day yield (computed in accordance with procedures specified pursuant to regulations adopted under the Investment Company Act) to at least equal the 7-day yield of Centennial Money Market Trust. The Manager reserves the right to modify or terminate this voluntary undertaking at any time without prior notice to investors or shareholders. Prior to December 1, 1994, the Manager voluntarily agreed to waive a portion of the management fee otherwise payable to it by the Fund to the extent necessary to ensure that the annual management fee of the Fund did not exceed 0.35% of the Fund's average net assets.

         The Manager assumes no responsibility under the Agreement other than that which is imposed by law, and shall not be responsible for any action of the Board of Directors of the Fund in following or declining to follow any advice or recommendations of the Manager. The Manager shall not be liable for any error of judgment or mistake of law, or for any loss suffered by the Fund in connection with matters to which the Agreement relates, except a loss resulting by reason of the

Manager's willful misfeasance, bad faith or gross negligence in the performance of its duties, or its reckless disregard of its obligations and duties, under the Agreement. The Agreement permits the Manager to act as investment adviser for any other person, firm or corporation.

Custodian. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of portfolio securities to and from the Fund. The Manager has represented to the Fund that its banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager or its affiliates.

Transfer Agent. Shareholder Services, Inc. as the Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Distributor. Under the General Distributor's Agreement between the Fund and the Distributor, the Distributor is the Fund's principal underwriter in the continuous public offering of the Fund's shares but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Service Plan), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders), are borne by the Distributor.

Independent Auditors. The independent auditors of the Fund audit the Fund's financial statements and perform other related audit services. They also act as auditors for the Manager, OppenheimerFunds, Inc., the Manager's immediate parent, as well as for certain other funds advised by the Manager and OppenheimerFunds, Inc.

Portfolio Transactions. Portfolio decisions are based upon the recommendations and judgment of the Manager subject to the overall authority of the Board of Directors. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. Purchases of portfolio securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund's policy of investing in short-term debt securities with maturities of less than one year results in high portfolio turnover. However, since brokerage commissions, if any, are small and securities are usually held to maturity, high turnover does not have an appreciable adverse effect upon the net asset value or income of the Fund.

         The Fund seeks to obtain prompt and reliable execution of orders at the most favorable net price. If brokers are used for portfolio transactions, transactions may be directed to brokers furnishing execution and research services deemed by the Manager to be useful or valuable to the performance of its investment advisory functions for the Fund. Research information may be in written form or through direct contact with individuals and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager, to make available additional views for consideration and comparisons, and to enable the Manager to obtain market information for the valuation of securities held in the Fund's portfolio. The Fund does not direct the handling of purchases or sales of portfolio securities, whether on a principal or agency basis, to brokers for selling shares of the Fund. No portfolio transactions are handled by brokers which are affiliated with the Fund or the Manager.

Performance of the Fund

Yield Information. The Fund's current yield is calculated for a seven-day period of time, determined in accordance with regulations adopted under the Investment Company Act as follows. First, a base period return is calculated for the seven-day period by determining the net change in the value of a hypothetical pre-existing account having one share at the beginning of the seven day period. The change includes dividends declared on the original share and dividends declared on any shares purchased with dividends on that share, but such dividends are adjusted to exclude any realized or unrealized capital gains or losses affecting the dividends declared. Next, the base period return is multiplied by 365/7 to obtain the current yield to the nearest hundredth of one percent. The compounded effective yield for a seven-day period is calculated by
(a) adding 1 to the base period return (obtained as described above), (b) raising the sum to a power equal to 365 divided by 7, and (c) subtracting 1 from the result. For the seven days ended December 31, 1996, the Fund's yield was 4.86% and its compounded effective yield was 4.98%.

         The yield as calculated above may vary for accounts less than approximately $100 in value due to the effect of rounding off each daily dividend to the nearest full cent. Since the calculation of yield under either procedure described above does not take into consideration any realized or unrealized gains or losses on the Fund's portfolio securities which may affect dividends, the return on dividends declared during a period may not be the same on an annualized basis as the yield for that period.

         Yield information may be useful to investors in reviewing the Fund's performance. The Fund may make comparisons between its yield and that of other investments, by citing various indices such as The Bank Rate Monitor National Index (provided by Bank Rate Monitor TM), which measures the average rate paid on bank money market accounts, NOW accounts and certificates of deposit by the 100 largest banks and thrift institutions in the top ten metropolitan areas. However, a number of factors should be considered before using yield information as a basis for comparison with other investments. An investment in the Fund is not insured. Its yield is not guaranteed and normally will fluctuate on a daily basis. The yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. The Fund's yield is affected by portfolio quality, portfolio maturity, type of instruments held and operating expenses. When comparing the Fund's yield with that of other investments, investors should understand that certain other investment alternatives such as certificates of deposit, U.S. government securities, money market instruments or bank accounts may provide fixed yields or yields that may vary above a stated minimum, and also that bank accounts may be insured. Certain types of bank accounts may not pay interest when the balance falls below a specified level and may limit the number of withdrawals by check per month.

Service Plan


The Fund has adopted a service plan (the "Plan") under Rule 12b-1 of the Investment Company Act pursuant to which the Fund is permitted to reimburse the Distributor for a portion of its costs incurred in connection with personal service and maintenance of shareholder accounts as described in the Prospectus. Under the Plan, the Fund's Distributor is authorized to reimburse certain securities dealers and other financial institutions and organizations ("Recipients") in connection with the personal service and the maintenance of shareholder accounts that hold Fund shares. Payment is made monthly or quarterly
(i) at the annual rate of 0.20 of 1.0% (or such lesser amount as the disinterested Directors may determine) of the average net asset value of the Fund's shares owned beneficially or of record during the month or quarter by the Recipient or its customers, or (ii) in an amount equal to the Recipient's total cost during the month of rendering personal service (including reasonable allocations of overhead), whichever is less. No payment will be made to a Recipient for any month during which the average net asset value of Fund shares held by the Recipient and its customers was less than $3 million. Although no payments are retained by the Distributor or the Manager, Recipients which are affiliates of the Manager may receive payments. Payments by the Fund under the Plan for the fiscal year ended December 31, 1996 totaled $7,123,026, all of which was paid to Edwards.


         Under the Plan, a Recipient must certify monthly or quarterly that its expenses for providing such services do not exceed its administrative and sales-related costs. A Recipient is required to reimburse the Fund if the aggregate payments it receives during the year exceed its costs as so certified.

         The Plan may continue in effect for a period of more than one year from the date of its execution only so long as continuance is approved at least annually by the Board of Directors of the Fund, including a majority of the disinterested Directors, by a vote cast in person at a meeting called for the purpose of voting on that Agreement. The Plan automatically terminates if (i) the Fund terminates the Plan, or (ii) a majority of the disinterested Directors or the holders of a majority of the outstanding voting securities of the Fund vote to terminate the Agreement.

         The Plan provides that, as long as the Plan remains in effect, the selection and nomination of Directors of the Fund who are not "interested persons" of the Fund shall be committed to the discretion of the Directors then in office who are not "interested persons" of the Fund. However, others may participate in such selection and nomination provided that the final decision is approved by a majority of the incumbent Independent Directors. Finally, the Plan cannot be amended without shareholder approval as set forth above to increase materially the amount of payments to be made and all material amendments are required to be approved by the vote of the Board of Directors of the Fund, including a majority of the disinterested Directors, cast in person at a meeting called for that purpose.

ABOUT YOUR ACCOUNT

Purchase, Redemption and Pricing of Shares

Determination of Net Asset Value Per Share. The net asset value per share of the Fund's shares is determined twice each day as of 12:00 Noon and as of the close of The New York Stock Exchange (the "Exchange") which is normally 4:00 P.M., but may be earlier on some days, each day the Exchange is open (a "regular business day"), (all references to time mean New York time) by dividing the Fund's net assets (the total value of the Fund's portfolio securities, cash and other assets less all liabilities) by the total number of shares outstanding. The Exchange's most recent annual holiday schedule states that it will close New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Exchange may also close on other days.

         The Fund will seek to maintain a net asset value of $1.00 per share for purchases and redemptions. There can be no assurance that it will do so. The Fund operates under Rule 2a-7 under which the Fund may use the amortized cost method of valuing its shares. The amortized cost method values a security initially at its cost and thereafter assumes a constant amortization of any market discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. The method does not take into account unrealized capital gains or losses.

         The Board of Directors has established procedures for the valuation of the Fund's securities, which provide that money market debt securities that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts.

Redemptions. The Fund's Board of Directors has the right, in conformity with applicable law, to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of such shares is less than $500 or such lesser amount as the Board may decide. Should the Board elect to exercise this right, it will establish the terms of any notice of such redemption required to be provided to the shareholder under the Investment Company Act or Maryland law, including any provision the Board may establish to enable the shareholder to increase the amount of the investment to avoid involuntary redemption.

Expedited Redemption Procedures. Under the Expedited Redemption Procedure available to direct shareholders of the Fund, as discussed in the Prospectus, the wiring of redemption proceeds may be delayed if the Fund's Custodian bank is not open for business on a day that the Fund would normally authorize the wire to be made, which is usually the same day for redemptions prior to 12:00 Noon, and the Fund's next regular business day for redemptions between 12:00 Noon and the close of the Exchange, which is normally 4:00 P.M., but may be earlier on some days. In those circumstances, the wire will not be transmitted until the next bank business day on which the Fund is open for business and no dividends will be paid on the proceeds of redeemed shares waiting transfer by wire.

Dividends and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and distributions to shareholders is explained in the Prospectus under the caption "Dividends, Distributions and Taxes." Under the Internal Revenue Code, the Fund must distribute by December 31 each year 98% of its taxable investment income earned from January 1 through December 31 of that year, and 98% of its capital gains realized from the prior November 1 through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund's distributions will meet those requirements, the Fund's Board and Manager might determine in a particular year that it might be in the best interest of the Fund's shareholders not to distribute income or capital gains at the mandated levels and to pay the excise tax on the undistributed amounts, which would reduce the amount available for distribution to shareholders.

Dividend Reinvestment in Another Fund. Direct shareholders of the Fund may elect to reinvest all dividends and/or distributions in Class A shares of any of the other "Eligible Funds" listed below at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing, and either must have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Transfer Agent to establish an account. The investment will be made at the net asset value per share next determined on the payable date of the dividend or distribution.

Eligible Funds:

Limited Term New York Municipal Fund*
Oppenheimer Bond Fund
Oppenheimer Bond Fund for Growth
Oppenheimer California  Municipal  Fund
Oppenheimer Capital Appreciation  Fund
Oppenheimer Champion  Income  Fund
Oppenheimer Developing Markets Fund
Oppenheimer Disciplined  Allocation Fund
Oppenheimer Disciplined Value Fund
Oppenheimer Discovery Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity  Income  Fund
Oppenheimer Florida   Municipal  Fund
Oppenheimer Fund
Oppenheimer Global Emerging  Growth Fund
Oppenheimer Global Fund
Oppenheimer Global Growth & Income Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer Insured  Municipal  Fund
Oppenheimer Intermediate  Municipal Fund
Oppenheimer International  Bond Fund
Oppenheimer International  Growth  Fund
Oppenheimer LifeSpan  Balanced  Fund
Oppenheimer LifeSpan Growth Fund

Oppenheimer LifeSpan  Income  Fund
Oppenheimer Limited-Term  Government  Fund
Oppenheimer Main Street Income & Growth Fund
Oppenheimer Main Street  California Municipal Fund
Oppenheimer Multiple Strategies Fund
Oppenheimer Municipal Bond Fund
Oppenheimer New Jersey  Municipal Fund
Oppenheimer New York Municipal Fund
Oppenheimer Pennsylvania  Municipal Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Quest Growth & Income Value Fund
Oppenheimer Quest Officers Value Fund
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Small Cap Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Strategic  Income & Growth Fund
Oppenheimer Strategic  Income  Fund
Oppenheimer Total  Return  Fund,  Inc.
Oppenheimer U.S. Government Trust
Oppenheimer Value Stock Fund
Oppenheimer World Bond Fund
Rochester Fund Municipals
The New York Tax Exempt Income Fund, Inc.

the following  "Money Market  Funds":
Centennial America Fund L.P.
Centennial California Tax Exempt Trust
Centennial Government Trust
Centennial Money Market Trust
Centennial New  York  Tax  Exempt  Trust
Centennial Tax  Exempt  Trust
Oppenheimer Cash Reserves
Oppenheimer Money Market Fund, Inc.

There is an initial sales charge on the purchase of Class A shares of each Eligible Fund except the Money Market Funds (under certain circumstances, described in the Prospectus, redemption proceeds of Money Market Fund shares may be subject to a CDSC).

*Shares of the Fund are not exchangeable for shares of Limited Term New York Municipal Fund prior to May 1, 1997.

INDEPENDENT AUDITORS' REPORT
Daily Cash Accumulation Fund, Inc.


The Board of Directors and Shareholders of Daily Cash Accumulation Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Daily Cash Accumulation Fund, Inc., as of December 31, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended December 31, 1996 and 1995, and the financial highlights for the period January 1, 1992 to December 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Daily Cash Accumulation Fund, Inc., at December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP
--------------------------------------
DELOITTE & TOUCHE LLP



Denver, Colorado
January 22, 1997

STATEMENT OF INVESTMENTS December 31, 1996 Daily Cash Accumulation Fund, Inc.


                                                          Face        Value
                                                         Amount      See Note 1
                                                       ---------    -----------

BANKERS' ACCEPTANCES-0.1%
First National Bank of Boston, 5.30%,
5/2/97 (Cost $4,910,931) .......................     $ 5,000,000     $ 4,910,931
                                                                     -----------


CERTIFICATES OF DEPOSIT-1.6%
DOMESTIC CERTIFICATES OF DEPOSIT-0.4%
LaSalle National Bank:
  5.51%, 4/4/97 ................................       8,000,000       8,000,000
  5.55%, 2/11/97 ...............................       7,000,000       7,000,000
                                                                     -----------
                                                                      15,000,000
                                                                     -----------
YANKEE CERTIFICATES OF DEPOSIT-1.2%
Societe Generale North America, Inc.:
  5.45%, 2/10/97 ...............................       8,000,000       8,000,087
  5.50%, 4/21/97 ...............................       5,000,000       5,000,000
  5.55%, 2/6/97 ................................      10,000,000      10,000,000
  5.62%, 3/25/97 ...............................       8,000,000       8,001,957
  5.92%, 9/17/97 ...............................      10,000,000      10,020,031
                                                                     -----------
                                                                      41,022,075
                                                                     -----------
Total Certificates of Deposit (Cost $56,022,075)                      56,022,075
                                                                     -----------


DIRECT BANK OBLIGATIONS-4.2%
ABN Amro Bank Canada, 5.43%, 1/10/97................  10,000,000       9,986,425
Bayerische Vereinsbank AG, 5.35%, 4/10/97...........   8,150,000       8,030,093
FCC National Bank, 5.55%, 2/14/97...................  10,000,000      10,000,000
First National Bank of Boston:
  5.44%, 1/10/97 ...................................   5,000,000       5,000,000
  5.44%, 1/13/97 ...................................   5,000,000       5,000,000
  5.47%, 2/12/97 ...................................  10,000,000      10,000,000
  5.47%, 2/21/97 ...................................  10,000,000      10,000,000
  5.47%, 4/3/97 ....................................   7,000,000       7,000,000
  5.50%, 3/14/97 ...................................  10,000,000      10,000,000
  5.50%, 3/17/97 ...................................  15,000,000      15,000,000
  5.50%, 4/4/97 ....................................   5,000,000       5,000,000
Huntington National Bank:...........................
  5.35%, 1/2/97 ....................................  10,000,000      10,000,000
  5.35%, 1/8/97 ....................................   7,000,000       7,000,000
  5.53%, 2/3/97 ....................................  15,000,000      15,001,002

STATEMENT OF INVESTMENTS December 31, 1996 (continued) Daily Cash Accumulation Fund, Inc.



                                                                     Face           Value
                                                                     Amount        See Note 1
                                                                   ---------      -----------



DIRECT BANK OBLIGATIONS-4.2% (CONTINUED)
National Westminster Bank of Canada:
  5.36%, 4/7/97 .................................               $  7,000,000     $  6,899,946
  5.40%, 2/18/97 ................................                  5,000,000        4,964,000
Societe Generale North America, Inc.:
  5.30%, 4/11/97 ................................                  5,000,000        4,926,389
  5.38%, 2/7/97 .................................                  7,000,000        6,961,294
                                                                                 ------------
Total Direct Bank Obligations (Cost $150,769,149)                                 150,769,149
                                                                                 ------------


LETTERS OF CREDIT-6.0%
Bank of America NT & SA, guaranteeing commercial paper of:
  Formosa Plastics Corp., USA-Series A, 5.34%, 3/21/97             5,000,000        4,941,408
  Hyundai Motor Finance Co., 5.37%, 4/21/97                        5,000,000        4,917,958
Bank One, Cleveland, guaranteeing commercial paper of:
  Capital One Funding Corp.-Series 1995F, 5.85%, 1/2/97(1)        10,650,000       10,650,000
  Capital One Funding Corp.-Series 1995F, 5.85%, 1/2/97(1)(2)      8,900,000        8,900,000
Barclays Bank PLC, guaranteeing commercial paper of:
  Banco Bradesco S.A.-Grand Cayman Branch:
  Series A, 5.31%, 4/28/97 ............                           11,000,000       10,810,167
  Series A, 5.35%, 4/18/97 ............                            5,000,000        4,920,493
  Series B, 5.33%, 5/20/97 ............                            5,000,000        4,897,101
Banco Real S.A., Grand Cayman Branch:
  Series A, 5.32%, 4/22/97 ............                            5,000,000        4,917,983
  Series A, 5.37%, 4/21/97 ............                           10,000,000        9,835,917
Petroleo Brasileiro, S.A.-Petrobras II:
  Series C, 5.35%, 4/1/97 .............                            5,000,000        4,933,125
  Series C, 5.38%, 4/3/97 .............                            5,000,000        4,931,256
Petroleo Brasileiro, S.A.-Petrobras:
  Series A, 5.30%, 5/5/97 .............                            5,000,000        4,908,722
  Series A, 5.31%, 5/6/97 .............                           15,000,000       14,723,438
  Series A, 5.31%, 5/7/97 .............                            5,000,000        4,907,075
  Series A, 5.37%, 4/7/97 .............                            5,000,000        4,928,400
  Series B, 5.32%, 6/3/97 .............                            5,000,000        4,886,950
  Series B, 5.40%, 4/9/97 .............                           10,000,000        9,853,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                Face              Value
                                                               Amount           See Note 1
                                                             -----------        -----------

LETTERS OF CREDIT-6.0% (CONTINUED)
Bayerische Vereinsbank AG, guaranteeing commercial paper of:
Banco Rio de la Plata S.A.:
  Series A, 5.40%, 1/21/97 ............................      $ 5,000,000         $4,985,000
  Series A, 5.43%, 1/17/97 ............................       10,000,000          9,975,867
  Series A, 5.40%, 1/22/97 ............................        5,000,000          4,984,250
Galicia Funding Corp.:
  Series A, 5.36%, 3/3/97(3)...........................        5,000,000          4,954,589
  Series B, 5.35%, 3/3/97(3)...........................        5,000,000          4,954,674
  Series B, 5.45%, 3/4/97(3)...........................       10,000,000          9,907,000

Credit Suisse, guaranteeing commercial paper of:
  COSCO (Cayman) Co., Ltd., 5.38%, 3/14/97.............       15,000,000          14,838,600

Societe Generale, guaranteeing commercial paper of:
  Girsa Funding Corp., 5.32%, 4/3/97(3)................        9,000,000           8,877,640

  Nacional Financiera, SNC:
    Series A, 5.31%, 2/24/97...........................       20,000,000          19,840,700
    Series A, 5.44%, 1/8/97............................        5,000,000           4,994,711
    Series A, 5.44%, 1/9/97............................        5,000,000           4,993,956
    Series B, 5.33%, 3/3/97............................        5,000,000           4,954,843
                                                                                 -----------
Total Letters of Credit (Cost $217,124,823)............                          217,124,823
                                                                                 -----------


SHORT-TERM NOTES-86.7%
AUTOMOTIVE-0.8%
BMW U.S. Capital Corp.:
  5.31%, 2/24/97    ...................................        10,000,000          9,920,350
  5.32%, 2/20/97    ...................................        20,000,000         19,852,222
                                                                                 -----------
                                                                                  29,772,572
                                                                                 -----------
BANKS-0.7%
Bankers Trust Co., New York, 5.35%, 11/26/97(1)............    10,000,000          9,993,799
CoreStates Capital Corp.:
  5.36%, 6/27/97 ..........................................     5,000,000          4,868,233
  5.47%, 7/14/97(1)........................................     5,000,000          5,000,000
  5.70%, 6/27/97(1)........................................     5,000,000          5,000,000
                                                                                 -----------
                                                                                  24,862,032
                                                                                 -----------


STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                 Face               Value
                                                                Amount            See Note 1
                                                              ---------          -----------



BEVERAGES-3.2%
Coca-Cola Enterprises, Inc.:
5.31%, 3/19/97(3) .......................................... $12,000,000         $11,863,453
5.31%, 3/7/97(3) ...........................................  27,000,000          26,739,910
5.32%, 2/26/97(3) ..........................................  15,000,000          14,875,867
5.32%, 2/27/97(3) ..........................................  10,000,000           9,915,767
5.33%, 2/19/97(3) ..........................................  15,000,000          14,891,179
5.34%, 1/31/97(3) ..........................................  17,000,000          16,924,350
5.35%, 3/11/97(3) ..........................................   5,000,000           4,948,729
5.35%, 3/18/97(3) ..........................................   8,000,000           7,909,644
5.35%, 3/24/97(3) ..........................................   7,000,000           6,914,697

                                                                                 -----------
                                                                                 114,983,596
                                                                                 -----------
BROKER/DEALERS-12.5%
CS First Boston, Inc.:
  5.31%, 1/30/97 ............................................   7,000,000          6,970,057
  5.31%, 2/20/97 ............................................  15,000,000         14,889,375
  5.33%, 2/13/97(3) .........................................  25,000,000         24,840,661
  5.35%, 2/12/97(3) .........................................  10,000,000          9,937,642
  5.38%, 3/4/97(1)(4) .......................................  10,000,000         10,000,000
  5.58%, 1/21/97(1)(4) ......................................  10,000,000         10,000,000
Goldman Sachs Group, L.P.:
  5.31%, 3/21/97 ............................................  23,000,000         22,731,992
  5.31%, 5/5/97 .............................................  15,000,000         14,725,650
  5.38%, 3/14/97 ............................................  10,000,000          9,892,400
  5.42%, 1/17/97 ............................................  10,000,000          9,975,911
  5.43%, 1/13/97 ............................................  30,000,000         29,945,700
  5.50%, 4/4/97 .............................................  15,000,000         14,786,875
  8.25%, 1/2/97 .............................................  52,550,000         52,539,173
Merrill Lynch & Co., Inc.:
  5.31%, 2/28/97 ............................................   5,000,000          4,957,225
  5.33%, 1/2/97 .............................................  20,000,000         19,997,036
  5.33%, 1/24/97 ............................................  20,000,000         19,931,894
  5.33%, 3/10/97 ............................................  20,000,000         19,798,644
  5.35%, 1/28/97 ............................................   5,000,000          4,979,937
  5.40%, 1/31/97(1) .........................................  20,000,000         20,000,000
  5.40%, 2/10/97 ............................................  12,000,000         11,928,000
  5.42%, 1/23/97 ............................................  35,000,000         34,884,897
  5.42%, 12/19/97(1) ........................................  15,000,000         14,999,534
  5.43%, 10/24/97(1) ........................................  10,000,000          9,998,378
  5.44%, 1/21/97 ............................................  10,000,000          9,969,778

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                               Face               Value
                                                              Amount            See Note 1
                                                             ---------         -----------

BROKER/DEALERS-12.5% (CONTINUED)
Morgan Stanley Group, Inc.:
  5.26%, 6/27/97(1) ......................................  $36,815,000        $ 36,815,000
  5.41%, 2/3/97 ..........................................   10,000,000           9,950,408
                                                                                -----------
                                                                                449,446,167
                                                                                -----------
BUILDING MATERIALS-0.1%
Compagnie de Saint-Gobain, 5.38%, 4/23/97..................   5,000,000           4,916,311
                                                                                -----------

CHEMICALS-0.2%
Monsanto Co., 5.30%, 1/27/97(3)............................   6,900,000           6,873,588
                                                                                -----------

COMMERCIAL FINANCE-12.3% CIT Group Holdings, Inc.:
  5.31%, 1/24/97 ..........................................  15,000,000          14,949,112
  5.33%, 11/20/97(1) ......................................  15,000,000          14,989,942
  5.35%, 5/1/97(1) ........................................  10,000,000           9,996,244
  5.35%, 6/11/97(1) .......................................  10,000,000           9,994,762
  5.37%, 9/17/97(1) .......................................  20,000,000          19,989,710
  5.67%, 3/1/98(1) ........................................  38,500,000          38,500,000
Countrywide Home Loans:
  5.33%, 1/23/97 ..........................................  24,000,000          23,921,827
  5.33%, 2/19/97 ..........................................   5,000,000           4,963,726
  5.33%, 3/3/97 ...........................................   5,000,000           4,954,843
  5.34%, 1/8/97 ...........................................   9,000,000           8,990,655
  5.34%, 3/12/97 ..........................................   5,000,000           4,948,083
  5.36%, 3/5/97 ...........................................  16,000,000          15,849,920
  5.37%, 3/4/97 ...........................................  10,000,000           9,907,517
FINOVA Capital Corp.:
  5.37%, 2/18/97 ..........................................   3,000,000           2,978,520
  5.37%, 2/24/97 ..........................................  10,000,000           9,919,450
  5.37%, 2/28/97 ..........................................   7,000,000           6,939,326
  5.38%, 1/7/97 ...........................................   8,000,000           7,992,827
  5.38%, 2/20/97 ..........................................   5,000,000           4,962,639
  5.40%, 1/15/97 ..........................................   5,000,000           4,989,500
  5.40%, 2/27/97 ..........................................  32,000,000          31,727,682
  5.43%, 2/26/97 ..........................................  20,000,000          19,831,067
  5.49%, 2/5/97 ...........................................   5,000,000           4,973,312
  5.53%, 1/24/97 ..........................................   5,000,000           4,982,335
  5.68%, 1/17/97 ..........................................   3,000,000           2,992,427
  6.06%, 2/21/97(1) .......................................  15,000,000          15,000,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                  Face             Value
                                                                 Amount          See Note 1
                                                               ---------         -----------

COMMERCIAL FINANCE-12.3% (CONTINUED)
Heller Financial, Inc.:
5.41%, 3/17/97 ............................................. $20,000,000         $19,774,479
5.42%, 2/6/97 ..............................................   7,000,000           6,962,060
5.43%, 1/14/97 .............................................  15,000,000          14,970,587
5.45%, 3/20/97 .............................................   5,000,000           4,940,958
5.45%, 3/21/97 .............................................   2,000,000           1,976,081
5.46%, 10/1/97(1) ..........................................  20,000,000          19,997,008
5.46%, 10/10/97(1) .........................................  13,000,000          12,997,991
5.55%, 4/10/97 .............................................   7,000,000           6,893,162
5.55%, 4/2/97 ..............................................   9,500,000           9,366,723
5.59%, 12/18/97(1) .........................................  15,000,000          15,000,000
5.66%, 1/15/97 .............................................  10,000,000          10,000,518
5.69%, 3/28/97(1) ..........................................  20,000,000          20,001,439
                                                                                 -----------
                                                                                 442,126,432
                                                                                 -----------
COMPUTER SOFTWARE-0.3%
First Data Corp.:
  5.37%, 6/10/97 ............................................  5,000,000           4,880,667
  5.40%, 2/25/97 ............................................  5,000,000           4,958,750
                                                                                 -----------
                                                                                   9,839,417
                                                                                 -----------
CONGLOMERATES-1.0%
Mitsubishi International Corp.:

5.34%, 1/8/97 ...............................................  9,500,000           9,490,136
5.43%, 2/7/97 ............................................... 19,000,000          18,893,964
5.44%, 2/14/97 ..............................................  7,800,000           7,748,139
                                                                                  ----------
                                                                                  36,132,239
                                                                                 -----------
CONSUMER FINANCE-3.0%
American Express Corp., 5.32%, 1/3/97 ....................... 15,000,000          14,995,567
Island Finance Puerto Rico, Inc.:
5.32%, 3/11/97 .............................................. 13,700,000          13,560,306
5.34%, 3/24/97 ..............................................  5,100,000           5,037,967
5.36%, 1/15/97 ..............................................  8,000,000           7,983,324
5.39%, 3/25/97 .............................................. 16,500,000          16,294,955
5.44%, 3/20/97 .............................................. 10,000,000           9,882,133

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                 Face               Value
                                                                Amount            See Note 1
                                                               ---------         -----------

CONSUMER FINANCE-3.0% (CONTINUED)
Sears Roebuck Acceptance Corp.:
  5.31%, 3/3/97 ...........................................  $25,000,000         $ 24,775,063
  5.32%, 3/31/97 ..........................................    9,000,000            8,881,630
  5.43%, 1/16/97 ..........................................    5,000,000            4,988,688
                                                                                 ------------
                                                                                  106,399,633
                                                                                 ------------
DIVERSIFIED FINANCIAL-14.5%
Associates Corp. of North America, 7.28%, 1/2/97 ..........   75,000,000           74,984,833
Ford Motor Credit Co.:
  5.32%, 1/10/97 ..........................................   15,000,000           14,980,050
  5.32%, 1/6/97 ...........................................   24,300,000           24,282,045
  5.32%, 1/8/97 ...........................................   13,600,000           13,585,932
  5.32%, 1/9/97 ...........................................   15,000,000           14,982,267
  5.40%, 1/2/97 ...........................................   75,000,000           74,985,167
  5.57%, 5/12/97(1) .......................................   15,000,000           15,001,935
General Electric Capital Corp.:
  5.31%, 1/15/97 ..........................................   15,000,000           14,969,025
  5.50%, 1/31/97 ..........................................    5,000,000            4,977,083
General Electric Capital Services, 7.12%, 1/2/97 ..........   78,000,000           77,984,573
General Motors Acceptance Corp.:
  5.35%, 1/8/97 ...........................................   21,000,000           20,978,154
  5.35%, 3/3/97 ...........................................    5,000,000            4,954,674
  5.38%, 2/18/97 ..........................................   10,000,000            9,928,267
  5.41%, 4/10/97 ..........................................    5,000,000            5,058,018
  5.41%, 4/7/97 ...........................................   27,975,000           27,569,817
  5.45%, 1/16/97 ..........................................   10,000,000            9,977,292
  5.45%, 2/12/97 ..........................................   13,000,000           12,917,342
  5.45%, 2/12/97 ..........................................   17,000,000           16,891,908
  5.45%, 2/4/97 ...........................................    8,900,000            8,854,190
  5.45%, 2/6/97 ...........................................   10,000,000            9,945,500
  5.45%, 4/21/97(1) .......................................   15,000,000           14,991,777
  5.47%, 2/14/97 ..........................................   18,500,000           18,376,317
  5.48%, 3/11/97 ..........................................    5,000,000            4,947,483
  5.48%, 3/26/97 ..........................................    5,025,000            4,960,747
Household Finance Corp., 5.30%, 2/24/97....................   15,000,000           14,880,750
Transamerica Finance Corp., 5.33%, 3/17/97 ................    5,000,000            4,944,479
                                                                                   ----------
                                                                                  520,909,625
                                                                                  -----------

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                               Face       Value
                                                              Amount    See Note 1
                                                            ---------   ---------



ELECTRICAL EQUIPMENT-0.4%
Xerox Corp., 5.30%, 1/10/97 ............................. $15,000,000  $14,980,125
                                                                       -----------
ELECTRONICS-2.3%
Avnet, Inc., 5.34%, 3/14/97 ..............................  5,000,000    4,946,600
Mitsubishi Electric Finance America, Inc.:
  5.32%, 2/21/97(3) ...................................... 10,000,000    9,924,633
  5.33%, 1/30/97(3) ...................................... 16,285,000   16,214,929
  5.35%, 1/15/97(3) ...................................... 10,000,000    9,979,194
  5.36%, 2/5/97(3) ....................................... 25,000,000   24,869,722
  5.37%, 1/3/97(3) ....................................... 16,734,000   16,729,008
                                                                       -----------
                                                                        82,664,086
                                                                       -----------
ENVIRONMENTAL-0.1%
WMX Technologies, Inc., 5.36%, 4/18/97(3).................. 5,000,000    4,920,344
                                                                       -----------

HEALTHCARE/DRUGS-0.1%
Sandoz Corp., 5.30%, 1/23/97(3)............................ 5,000,000    4,983,806
                                                                       -----------

HEALTHCARE/SUPPLIES & SERVICES-0.5%
American Home Products, 5.33%, 1/10/97(3)................. 10,000,000    9,986,675
Sherwood Medical Co., 5.32%, 1/24/97(3).................... 7,000,000    6,976,208
                                                                       -----------
                                                                        16,962,883
                                                                       -----------
INDUSTRIAL SERVICES-0.4%
Atlas Copco AB, 5.30%, 2/24/97(3).........................  5,000,000    4,960,250
PHH Corp., 5.79%, 3/26/97(1).............................. 10,000,000    9,998,653
                                                                       -----------
                                                                        14,958,903
                                                                       -----------
INSURANCE-6.8%
Allstate Life Insurance Co., 5.38%, 1/3/97(1)............. 10,000,000   10,000,000
General American Life Insurance Co., 5.58%, 1/3/97(1)..... 30,000,000   30,000,000
Jackson National Life:
  5.39%, 1/3/97(1) ....................................... 15,000,000   15,000,000
  5.40%, 1/3/97(1) ....................................... 30,000,000   30,000,000
Pacific Mutual Life Insurance Co., 5.57%, 1/2/97(1)(4).....50,000,000   50,000,000
Protective Life Insurance Co., 5.52%, 1/26/97(1)(4)........20,000,000   20,000,000

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                             Face        Value
                                                            Amount     See Note 1
                                                           ---------   -----------


INSURANCE-6.8% (CONTINUED)
TransAmerica Life Insurance & Annuity Co.:
  5.38%, 10/15/97(1) ..................................   $25,000,000 $ 25,000,000
  5.38%, 8/7/97(1)(4) .................................    25,000,000   25,000,000
  5.38%, 9/30/97(1) ...................................    20,000,000   20,000,000
TransAmerica Occidental Life, 5.38%, 9/29/97(1).........   20,000,000   20,000,000
                                                                       -----------
                                                                       245,000,000
                                                                       -----------
LEASING & FACTORING-0.9%
International Lease Finance Corp.:
  5.30%, 3/7/97 ........................................   10,000,000    9,904,306
  5.33%, 2/3/97 ........................................   13,775,000   13,707,698
  5.33%, 2/7/97 ........................................   10,000,000    9,945,219
                                                                       -----------
                                                                        33,557,223
                                                                       -----------
NONDURABLE HOUSEHOLD GOODS-0.1%
Newell Co., 5.33%, 3/7/97(3).............................   5,000,000    4,951,882
                                                                       -----------

OIL-INTEGRATED-0.3%
Repsol International Finance, 5.35%, 3/28/97.............  10,000,000    9,872,194
                                                                       -----------

SAVINGS & LOANS-0.2%
First Bank FSB, 5.58%, 8/29/97(1)........................   7,000,000    6,999,550
                                                                       -----------

SPECIAL PURPOSE FINANCIAL-23.1%
Asset Backed Capital Finance, Inc.:
  5.45%, 3/12/97(3)                                        15,000,000   14,841,042
  5.48%, 12/15/97(1)(4) .................................  15,000,000   14,994,921
Asset-Securitization Cooperative:
  5.31%, 1/29/97(3) .....................................  10,000,000    9,958,700
  5.31%, 2/18/97(3) .....................................  15,000,000   14,893,867
  5.31%, 2/26/97(3) .....................................  25,000,000   24,793,500
  5.33%, 3/11/97(3) .....................................   7,000,000    6,928,489
  5.33%, 3/17/97(3) .....................................  10,000,000    9,888,958
  5.34%, 3/18/97(3) .....................................  14,200,000   14,039,919
  5.35%, 3/19/97(3) .....................................  10,000,000    9,885,569

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                            Face        Value
                                                                           Amount     See Note 1
                                                                         ---------    -----------

SPECIAL PURPOSE FINANCIAL-23.1% (CONTINUED)
Beta Finance, Inc.:
  5.32%, 5/12/97(1)(3) ............................................... $15,000,000    $15,001,041
  5.35%, 3/17/97(3) ..................................................  10,000,000      9,888,542
  5.35%, 4/17/97(3) ..................................................  15,000,000     14,763,708
Cooperative Association of Tractor Dealers, Inc., 5.50%, 2/4/97 ......   8,200,000      8,157,406
CXC, Inc.:
  5.31%, 2/25/97(3) ..................................................  15,000,000     14,878,313
  5.32%, 1/7/97(3) ...................................................  15,000,000     14,986,700
  5.32%, 3/12/97(3) ..................................................  10,000,000      9,896,556
  5.33%, 1/8/97(3) ...................................................  20,000,000     19,979,272
  5.35%, 1/16/97(3) ..................................................   5,000,000      4,988,854
  5.35%, 2/5/97(3) ...................................................  25,000,000     24,869,965
Falcon Asset Securitization Corp.:
  5.30%, 2/25/97(3) ..................................................  15,000,000     14,878,542
  5.32%, 1/13/97(3) ..................................................  21,000,000     20,962,760
  5.33%, 1/7/97(3) ...................................................  16,000,000     15,985,787
First Deposit Master Trust 1993-3:
  5.32%, 1/24/97(3) ..................................................   5,000,000      4,983,006
  5.32%, 2/24/97(3) ..................................................  12,000,000     11,904,240
  5.32%, 2/26/97(3) ..................................................   5,900,000      5,851,174
  5.32%, 2/27/97(3) ..................................................  17,000,000     16,856,803
  5.35%, 1/21/97(3) ..................................................   9,200,000      9,172,656
  5.35%, 3/20/97(3) ..................................................   5,000,000      4,942,042
  5.65%, 1/9/97(3) ...................................................   5,000,000      4,993,944
Fleet Funding Corp.:
  5.32%, 1/9/97(3) ...................................................  27,026,000     26,994,049
  5.45%, 1/17/97(3) ..................................................  25,000,000     24,939,444
New Center Asset Trust:
  5.35%, 4/1/97 ......................................................  15,000,000     14,799,375
  5.40%, 2/6/97 ......................................................  15,000,000     14,919,000
  5.43%, 1/29/97 .....................................................  25,000,000     24,894,417
  7.30%, 1/2/97 ...................................................... 100,000,000     99,979,722
RACERS Series 1996-MM-12-3, 5.59%, 12/15/97(1)(4) ....................  15,000,000     15,000,000

STATEMENT OF INVESTMENTS DECEMBER 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                           Face         Value
                                                                          Amount      See Note 1
                                                                        ---------     -----------


SPECIAL PURPOSE FINANCIAL-23.1% (CONTINUED)
Sheffield Receivables Corp.:
  5.32%, 1/16/97 ...................................................   $ 7,450,000   $ 7,433,486
  5.32%, 1/16/97(3) ................................................    10,000,000     9,977,833
  5.32%, 1/6/97(3) .................................................    26,160,000    26,140,648
Short Term Card Account Trust 1995-1, Class A1, 5.61%, 1/15/97(1)(4)    15,000,000    15,000,000
Sigma Finance, Inc.:
  5.30%, 5/16/97(3) ................................................     5,000,000     4,900,625
  5.31%, 5/12/97(3) ................................................    10,000,000     9,806,775
  5.31%, 5/14/97(3) ................................................     6,500,000     6,372,486
  5.31%, 5/19/97(3) ................................................     5,000,000     4,898,225
  5.32%, 5/6/97(3) .................................................     5,000,000     4,907,639
  5.33%, 3/3/97(3) .................................................     5,000,000     4,954,843
  5.37%, 4/15/97(3) ................................................    15,000,000    14,767,300
  5.37%, 4/28/97(3) ................................................    21,000,000    20,634,668
  5.37%, 4/8/97(3) .................................................    14,000,000    13,797,432
  5.38%, 1/3/97(3) .................................................    10,000,000     9,997,011
  5.38%, 4/9/97(3) .................................................    24,000,000    23,649,024
  5.44%, 2/28/97(3) ................................................    10,000,000     9,912,356
  5.45%, 1/24/97(3) ................................................     5,000,000     4,982,590
  5.45%, 2/19/97(3) ................................................    15,000,000    14,888,729
SMM Trust:
  1996-B, 5.42%, 8/4/97(4) .........................................    10,000,000    10,000,000
  1996-I, 5.71%, 5/29/97(1)(4) .....................................    10,000,000    10,000,000
  1996-V, 5.98%, 3/26/97(4) ........................................    10,000,000    10,000,000
TIERS Series DCMT 1996-A, 5.64%, 10/15/97(1)(4)............ ........     5,000,000     5,000,000
                                                                                     -----------
                                                                                     831,713,953
                                                                                     -----------
TELECOMMUNICATIONS-TECHNOLOGY-2.9%
GTE Corp., 5.48%, 4/1/97 ............................................    10,000,000     9,863,000
NYNEX Corp.:
  5.32%, 2/21/97 ....................................................    8,000,000     7,939,707
  5.33%, 2/18/97 ....................................................    5,000,000     4,964,467
  5.34%, 1/27/97 ....................................................    5,000,000     4,980,717
  5.34%, 3/6/97 .....................................................   10,000,000     9,905,067
  5.34%, 3/7/97 .....................................................    7,000,000     6,932,508

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.



                                                                                 Face                  Value
                                                                               Amount                See Note 1
                                                                               ---------             -----------



TELECOMMUNICATIONS-TECHNOLOGY-2.9% (CONTINUED)
  5.35%, 1/10/97 ...........................................................  $20,000,000          $   19,973,250
  5.35%, 1/24/97 ...........................................................   10,000,000               9,965,819
  5.35%, 3/5/97 ............................................................    5,000,000               4,953,363
  5.42%, 1/13/97 ...........................................................   15,000,000              14,972,900
  5.42%, 1/17/97 ...........................................................    9,400,000               9,377,607
                                                                                                   --------------
                                                                                                      103,828,405
                                                                                                   --------------
Total Short-Term Notes (Cost $3,121,654,966)................................                        3,121,654,966
                                                                                                   --------------


U.S. GOVERNMENT AGENCIES-0.9%
Federal Home Loan Bank, 5.68%, 8/1/97 (Cost $33,982,579)(1) ................    34,000,000             33,982,579
                                                                                                   --------------


FOREIGN GOVERNMENT OBLIGATIONS-1.0%
Bayerische Landesbank Girozentrale, 5.07%, 7/29/97(1) ......................    15,000,000             15,000,000
Westdeutsche Landesbank Girozentrale, guaranteeing commercial paper of:
  Unibanco-Uniao de Bancos Brasileiros SA-Grand Cayman-Series A, 5.37%, 4/7/97   5,000,000              4,928,400

  Comision Federal de Electricidad:

    Series A, 5.31%, 2/18/97 ...............................................    10,000,000              9,929,200
    Series A, 5.36%, 3/11/97 ...............................................     5,000,000              4,948,633
                                                                                                   --------------
Total Foreign Government Obligations (Cost $34,806,233)....                                            34,806,233
                                                                                                   --------------
Total Investments, at Value.................................................         100.5%         3,619,270,756
Liabilities in Excess of Other Assets.......................................          (0.5)         (17,781,686)
                                                                                     -----         --------------

Net Assets..................................................................         100.0%        $3,601,489,070
                                                                                     =====         ==============

STATEMENT OF INVESTMENTS December 31, 1996 (Continued) Daily Cash Accumulation Fund, Inc.




Short-term notes, direct bank obligations and letters of credit are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. Other securities normally bear interest at the rates shown.

1. Floating or variable rate obligation. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on December 31, 1996. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.
2. Put obligation redeemable at full face value on the date reported.
3. Restricted securities, including those issued in exempt transactions without registration under the Securities Act of 1933 (the Act), amounting to $881,361,667, or 24.47% of the Fund's net assets, have been determined to be liquid pursuant to guidelines adopted by the Board of Directors.
4. Restricted securities which are considered illiquid, by virtue of the absence of a readily available market or because of legal or contractual restrictions on resale, amount to $194,994,921, or 5.41% of the Fund's net assets. The Fund may not invest more than 10% of its net assets (determined at the time of purchase) in illiquid securities.


See accompanying Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 1996 Daily Cash Accumulation Fund, Inc.

ASSETS:
Investments, at value-see accompanying statement .............       $3,619,270,756
Cash .........................................................            4,025,043
Receivables:
  Interest ...................................................            7,239,494
  Shares of capital stock sold ...............................              435,693
Other ........................................................               71,879
                                                                     --------------
    Total assets .............................................        3,631,042,865
                                                                     --------------
LIABILITIES:
Payables and other liabilities:
  Shares of capital stock redeemed ...........................           28,952,775
  Service plan fees ..........................................              235,143
  Dividends ..................................................                8,792
  Directors' fees ............................................                4,452
Other ........................................................              352,633
                                                                     --------------
  Total liabilities ..........................................           29,553,795
                                                                     --------------

NET ASSETS ...................................................       $3,601,489,070
                                                                     ==============

COMPOSITION OF NET ASSETS:
Par value of shares of capital stock .........................       $  360,135,211
Additional paid-in capital ...................................        3,241,216,896
Accumulated net realized gain on investment transactions .....              136,963
                                                                     --------------

NET ASSETS-applicable to 3,601,352,108 shares of capital
  stock outstanding ..........................................       $3,601,489,070
                                                                     ==============
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE
  PER SHARE ..................................................                $1.00

See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS For the Year Ended December 31, 1996 Daily Cash Accumulation Fund, Inc.

INVESTMENT INCOME-Interest .............................................................     $ 197,327,796
                                                                                             -------------

EXPENSES:
Management fees-Note 3 .................................................................        13,374,834
Service plan fees-Note 3 ...............................................................         7,123,026
Transfer and shareholder servicing agent fees-Note 3 ...................................         2,910,657
Custodian fees and expenses ............................................................           384,166
Registration and filing fees ...........................................................           342,496
Shareholder reports ....................................................................           273,627
Legal and auditing fees ................................................................            45,581
Directors' fees and expenses ...........................................................            30,738
Insurance expenses .....................................................................            29,160
Other ..................................................................................            11,999
                                                                                             -------------
  Total expenses .......................................................................        24,526,284
  Less reimbursement of expenses by Centennial Asset Management Corporation-Note 3 .....          (441,801)
                                                                                             -------------
  Net expenses .........................................................................        24,084,483
                                                                                             -------------
NET INVESTMENT INCOME ..................................................................       173,243,313

NET REALIZED GAIN ON INVESTMENTS .......................................................             2,534
                                                                                             -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................................     $ 173,245,847
                                                                                             =============

See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS Daily Cash Accumulation Fund, Inc.

                                                                      Year Ended December 31,
                                                                    1996                   1995
                                                              ---------------        ---------------
OPERATIONS:
Net investment income .................................       $   173,243,313        $   179,893,318
Net realized gain .....................................                 2,534                664,800
                                                              ---------------        ---------------
Net increase in net assets resulting from operations ..           173,245,847            180,558,118


DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS ...........          (173,245,601)          (180,522,108)

CAPITAL STOCK TRANSACTIONS:
Net increase in net assets resulting from capital stock
  transactions-Note 2 .................................            77,763,723            565,456,928
                                                              ---------------        ---------------

NET ASSETS:
Total increase ........................................            77,763,969            565,492,938
Beginning of period ...................................         3,523,725,101          2,958,232,163
                                                              ---------------        ---------------
End of period .........................................       $ 3,601,489,070        $ 3,523,725,101
                                                              ===============        ===============

See accompanying Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
Daily Cash Accumulation Fund, Inc.

                                                                    Year Ended December 31,
                                                    1996        1995        1994        1993        1992
                                                    ----        ----        ----        ----        ----
PER SHARE OPERATING DATA:
Net asset value, beginning
  of period ...................................    $1.00       $1.00       $1.00       $1.00       $1.00
Income from investment
  operations-net investment
  income and net realized gain ................      .05         .05         .04         .03         .03
Dividends and distributions to shareholders ...     (.05)       (.05)       (.04)       (.03)       (.03)
                                                   -----       -----       -----       -----       -----
Net asset value, end of period ................    $1.00       $1.00       $1.00       $1.00       $1.00
                                                   =====       =====       =====       =====       =====

TOTAL RETURN, AT
  NET ASSET VALUE(1) ..........................     4.93%       5.47%       3.77%       2.69%       3.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in millions) .......   $3,602      $3,524      $2,958      $3,589      $4,061
Average net assets (in millions) ..............   $3,591      $3,379      $3,378      $3,940      $4,760

RATIOS TO AVERAGE NET ASSETS:
Net investment income .........................     4.82%       5.32%       3.64%       2.67%       3.50%
Expenses, before voluntary reimbursement
  by the Manager ..............................     0.68%       0.71%       0.74%       0.74%       0.70%
Expenses, net of voluntary reimbursement
  by the Manager ..............................     0.67%        N/A        0.73%        N/A         N/A

1. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS Daily Cash Accumulation Fund, Inc.


1. SIGNIFICANT ACCOUNTING POLICIES

Daily Cash Accumulation Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek the maximum current income that is consistent with low capital risk and the maintenance of liquidity. The Fund seeks to achieve this objective by investing in "money market" securities meeting specified quality standards. The Fund's investment adviser is Centennial Asset Management Corporation (the Manager), a subsidiary of OppenheimerFunds, Inc. (OFI). The following is a summary of significant accounting policies consistently followed by the Fund.

Investment Valuation-Portfolio securities are valued on the basis of amortized cost, which approximates market value.

Federal Taxes-The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.

Distributions to Shareholders-The Fund intends to declare dividends from net investment income each day the New York Stock Exchange is open for business and pay such dividends monthly. To effect its policy of maintaining a net asset value of $1.00 per share, the Fund may withhold dividends or make distributions of net realized gains.

Other-Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses on investments are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTES TO FINANCIAL STATEMENTS (Continued) Daily Cash Accumulation Fund, Inc.


2. CAPITAL STOCK
The Fund has authorized 15,000,000,000 shares of $0.10 par value capital stock. Transactions in shares of capital stock were as follows:

                                     Year Ended December 31, 1996               Year Ended December 31, 1995
                                 ------------------------------------       ------------------------------------
                                     Shares                Amount               Shares               Amount
                                 --------------       ---------------       --------------       ---------------
Sold ......................       7,263,772,507       $ 7,263,772,507        7,320,626,109       $ 7,320,626,109
Dividends and distributions
reinvested ................         170,695,960           170,695,960          177,673,219           177,673,219
Redeemed ..................      (7,356,704,744)       (7,356,704,744)      (6,932,842,400)       (6,932,842,400)
                                 --------------       ---------------       --------------       ---------------
Net increase ..............          77,763,723       $    77,763,723          565,456,928       $   565,456,928
                                 ==============       ===============       ==============       ===============


3. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.45% on the first $500 million of average annual net assets with a reduction of 0.025% on each $500 million thereafter, to 0.25% on net assets in excess of $4 billion. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent applicable regulatory limit on Fund expenses.

Independently of the investment advisory agreement with the Fund, effective December 1, 1994, the Manager has voluntarily agreed to assume the Fund's expenses to the level needed to enable the Fund's seven-day yield (computed in accordance with procedures specified pursuant to regulations adopted under the Investment Company Act of 1940) to at least equal the seven-day yield of Centennial Money Market Trust, a related Fund for which the Manager also serves as investment adviser.

Shareholder Services, Inc. (SSI), a subsidiary of OFI, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. SSI's total costs of providing such services are allocated ratably to these companies.

Under an approved plan of distribution, the Fund may expend up to 0.20% of its net assets annually to reimburse certain securities dealers and other financial institutions and organizations for costs incurred in distributing Fund shares.

                                   APPENDIX A

                        DESCRIPTION OF SECURITIES RATINGS

Below is a description of the two highest rating categories for Short Term Debt and Long Term Debt by the "Nationally-Recognized Statistical Rating Organizations" which the Manager evaluates in purchasing securities on behalf of the Fund. The ratings descriptions are based on information supplied by the ratings organizations to subscribers.

Short Term Debt Ratings.

Moody's Investors Service, Inc. ("Moody's"): The following rating designations for commercial paper (defined by Moody's as promissory obligations not having original maturity in excess of nine months), are judged by Moody's to be investment grade, and indicate the relative repayment capacity of rated issuers:

     Prime-1:  Superior  capacity  for  repayment.  Capacity  will  normally  be evidenced by the following characteristics: (a) leveling market positions in well- established industries; (b) high rates of return on funds employed; (c) conservative capitalization structures with moderate reliance on debt and ample asset protection; (d) broad margins in earning coverage of fixed financial charges and high internal cash generation; and (e) well established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2: Strong capacity for repayment. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Moody's ratings for state and municipal short-term obligations are designated "Moody's Investment Grade" ("MIG"). Short-term notes which have demand features may also be designated as "VMIG". These rating categories are as follows:

          MIG1/VMIG1:  Best  quality.  There is  present  strong  protection  by
               established   cash   flows,   superior   liquidity   support   or
               demonstrated broad-based access to the market for refinancing.

          MIG2/VMIG2: High quality. Margins of protection are ample although not so large as in the preceding group.

Standard & Poor's Corporation ("S&P"): The following ratings by S&P for commercial paper (defined by S&P as debt having an original maturity of no more than 365 days) assess the likelihood of payment:

         A-1: Strong capacity for timely payment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

         A-2: Satisfactory capacity for timely payment. However, the relative degree of safety is not as high as for issues designated "A-1".

S&P's ratings for Municipal Notes due in three years or less are:

         SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

         SP-2:             Satisfactory capacity to pay principal and interest.

S&P assigns "dual ratings" to all municipal debt issues that have a demand or double feature as part of their provisions. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. With short-term demand debt, S&P's note rating symbols are used with the commercial paper symbols (for example, "SP-1+/A-1+").

Fitch Investors Service, Inc. ("Fitch"): Fitch assigns the following short-term ratings to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes:

         F-1+: Exceptionally strong credit quality; the strongest degree of assurance for timely payment.

         F-1: Very strong credit quality; assurance of timely payment is only slightly less in degree than issues rated "F-1+".

         F-2: Good credit quality; satisfactory degree of assurance for timely payment, but the margin of safety is not as great as for issues assigned "F-1+" or "F-1" ratings.

Duff & Phelps, Inc. ("Duff & Phelps"): The following ratings are for commercial paper (defined by Duff & Phelps as obligations with maturities, when issued, of under one year), asset-backed commercial paper, and certificates of deposit (the ratings cover all obligations of the institution with maturities, when issued, of under one year, including bankers' acceptance and letters of credit):

          Duff 1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

         Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

         Duff 1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

         Duff 2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

IBCA Limited or its affiliate IBCA Inc. ("IBCA"): Short-term ratings, including commercial paper (with maturities up to 12 months), are as follows:

         A1+: Obligations supported by the highest capacity for timely repayment.

         A1: Obligations supported by a very strong capacity for timely repayment.

         A2: Obligations supported by a strong capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic, or financial conditions.

Thomson BankWatch, Inc. ("TBW"): The following short-term ratings apply to commercial paper, certificates of deposit, unsecured notes, and other securities having a maturity of one year or less.

         TBW-1: The highest category; indicates the degree of safety regarding timely repayment of principal and interest is very strong.

         TBW-2: The second highest rating category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1".

Long Term Debt Ratings. These ratings are relevant for securities purchased by the Fund with a remaining maturity of 397 days or less, or for rating issuers of short-term obligations.

Moody's:  Bonds (including municipal bonds) are rated as follows:

     Aaa: Judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong positions of such issues.

     Aa: Judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

Moody's applies numerical modifiers "1", "2" and "3" in its "Aa" rating classification. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's:  Bonds (including municipal bonds) are rated as follows:

          AAA: The highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

          AA: A strong capacity to pay interest and repay principal and differ from "AAA" rated issues only in small degree.

Fitch:

          AAA: Considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

          AA: Considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Plus (+) and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

Duff & Phelps:

          AAA: The highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

          AA: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions. Plus (+)
          and minus (-) signs are used in the "AA" category to indicate the relative position of a credit within that category.

IBCA: Long-term obligations (with maturities of more than 12 months) are rated as follows:

          AAA: The lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic, or financial conditions are unlikely to increase investment risk significantly.

          AA: A very low expectation for investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic, or financial conditions may increase investment risk albeit not very significantly.

A plus (+) or minus (-) sign may be appended to a long term rating to denote relative status within a rating category.

TBW: TBW issues the following ratings for companies. These ratings assess the likelihood of receiving payment of principal and interest on a timely basis and incorporate TBW's opinion as to the vulnerability of the company to adverse developments, which may impact the market's perception of the company, thereby affecting the marketability of its securities.

         A: Possesses an exceptionally strong balance sheet and earnings record, translating into an excellent reputation and unquestioned access to its natural money markets. If weakness or vulnerability exists in any aspect of the company's business, it is entirely mitigated by the strengths of the organization.

         A/B: The company is financially very solid with a favorable track record and no readily apparent weakness. Its overall risk profile, while low, is not quite as favorable as for companies in the highest rating category.

                                   APPENDIX B

                      AUTOMATIC WITHDRAWAL PLAN PROVISIONS

         By requesting an Automatic Withdrawal Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and elsewhere in the Application for such Plans, and the Prospectus and this Statement of Additional Information as they may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

         Fund shares will be redeemed as necessary to meet withdrawal payments. Depending on the amount withdrawn, the investor's principal may be depleted. Payments made to shareholders under such plans may not be considered as a yield or income on investment. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges on purchases. Accordingly, a shareholder may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases.

     1. Shareholder Services, Inc. (the "Transfer Agent") will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent.

     2. Certificates will not be issued for shares of the Funds purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan. Those shares will be carried on the Planholder's Plan Statement.

     3. Distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends may be paid in cash or reinvested.

     4. Redemptions of shares in connection with disbursement payments will be made at the net asset value per share determined on the redemption date.

     5. Checks or ACH payments will be transmitted three business days prior to the date selected for receipt of the monthly or quarterly payment (the date of receipt is approximate), according to the choice specified in writing by the Planholder.

     6. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed at any time by the Planholder on written notification to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put into effect.

     7. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.

     8. The Plan may, at any time, be terminated by the Planholder on written notice to the Transfer Agent, or by the Transfer Agent upon receiving directions to that effect from the Fund. the Transfer Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Transfer Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.

     9. For purposes of using shares held under the Plan as collateral, the Planholder may request issuance of a portion of his shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares as to which a certificate may be issued, so as not to cause the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. Should such uncertificated shares become exhausted, Plan withdrawals will terminate.

     10. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith.

     11. In the event that the Transfer Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his agent in administering the Plan.

                                   APPENDIX C

                            Industry Classifications


                       Corporate Industry Classifications


Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable  Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified  Financial
Diversified  Media
Drug Stores
Drug  Wholesalers
Durable  Household  Goods
Education
Electric  Utilities
Electrical  Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental

Food
Gas Utilities
Gold
Health  Care/Drugs
Health  Care/Supplies  & Services
Homebuilders/Real  Estate
Hotel/Gaming
Industrial   Services
Insurance
Leasing  &  Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable  Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings  & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications  - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Advisor and Distributor
Centennial Asset Management Corporation
6803 South Tucson Way
Englewood, Colorado 80112

Transfer and Shareholder Servicing Agent
Shareholder Services, Inc.
P.O. Box 5143
Denver, Colorado 80217
1-800 525-9310

Custodian
Citibank, N.A.
399 Park Avenue
New York, New York 10043

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202





PX0140.001.0597